SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.



                     Date of Report (Date of Earliest event
                                   reported):
                                  May 14, 1997


                       UNITED TEXTILES & TOYS CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                      O-21178                       13-3626613
State of                      Commission File               IRS Employer
Incorporation                 Number                        Identification No


                              448 West 16th Street
                            New York, New York 10011
                     Address of principal executive offices

        Registrant's telephone number, including area code (212) 391-2272


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 14, 1997, the Registrant and Lazar, Levine & Company LLP mutually agreed that Lazar, Levine & Company LLP would no longer be the Registrant's auditors. The resignation of Lazar, Levine & Company LLP was not due to any discrepancies or disagreements between the Company and Lazar, Levine & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure as there were no such discrepancies or disagreements.

         There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ended March 31, 1996 and 1995 through the date of resignation, May 14, 1997. The Registrant's board of directors approved the acceptance of the accountant's resignation.

         Annexed hereto is the required letter from Lazar, Levine & Company LLP, that the accounting firm agrees with the statements made herein.

                                    Exhibits


16.01 Letter from Lazar, Levine & Company LLP, dated May 15, 1997 16.02 Letter from Lazar, Levine & Company LLP, dated May 15, 1997

                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 4th day of June, 1997.



                  United Textiles & Toys Corporation


                                                         By:      \s\ Ilan Arbel
                                                                      Ilan Arbel
                                                                       President

Exhibit 16.02

                           Lazar, Levine & Company LLP
                          Certified Public Accountants



                                  May 15, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

         Re:      United Textiles & Toys Corporation
                  Formerly Mister Jay Fashions International, Inc. File Ref. No. 0-21178

Dear Madam or Sir:

         We were previously the principal auditors for United Textile & Toys Corporation, formerly Mister Jay Fashions International, Inc. (the "Company"), and under date of June 18, 1996, we reported on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended March 31, 1996 and 1995.

         On May 14, 1997, we resigned as principal auditors. We have read the Company's statements included in Item 4 of its Form 8-K/A dated May 14, 1997, and we agree with such statements.

                                                               Very truly yours,



                                                 /s/ Lazar, Levine & Company LLP
                                                     LAZAR, LEVINE & COMPANY LLP